Senior Unsecured Bonds	6 Months Ended
Jun. 30, 2024
Debt Disclosure [Abstract]
Senior Unsecured Bonds
6. Senior Unsecured Bonds

In September 2020, the Company issued senior unsecured bonds in an aggregate principal amount of $100 million with Nordic Trustee AS as the bond trustee (the “2020 Bonds”). The net proceeds of the issuance of the 2020 Bonds were used to redeem in full previously issued bonds. The 2020 Bonds are governed by Norwegian law and listed on the Nordic ABM which is operated and organized by Oslo Børs ASA.

The 2020 Bonds bear interest at a rate of 8.0% per annum and mature on September 10, 2025. Interest is payable semi-annually in arrears on March 10 and September 10.

The following table shows the breakdown of our senior unsecured bonds and total deferred financing costs as of December 31, 2023 and June 30, 2024:

	December 31, 2023	June 30, 2024
	(in thousands)
Total bonds cost	$100,000	$100,000
Less Treasury bonds*	(9,000)	(9,000)
Less deferred financing costs	(664)	(467)
Total bonds, net of deferred financing costs	$90,336	$90,533

* In September 2023, we purchased $9.0 million of the 2020 Bonds in the open market using cash on hand. These purchased 2020 Bonds have not been cancelled or redeemed and the Company intends to hold the bonds to maturity.